UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 29, 2011

FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Huntington Avenue
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 29, 2011, the Federal Home Loan Bank of Boston's (the Bank's) board of directors (the Board) approved a 2011 Executive Incentive Plan (the EIP), an incentive compensation plan for certain Bank officers, which became effective on that same day. The Bank's principal executive officer, principal financial officer, and other named executive officers, as identified in the Bank's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2011 (the 2010 Annual Report), are participants in the EIP.

Named Executive Officers' Incentive Goals

As EIP participants, each named executive officer has an incentive award opportunity that combines short- and long-term incentives providing for the award of bonuses based on performance over one- and three-year periods calculated using weighted performance goals.

Short-Term Goals under the EIP

The following table sets forth the short-term goals and related weighting for each for the named executive officers, excluding the senior vice president/chief risk officer.

Short-Term Goal	Weight	Threshold	Target	Excess
Increase in Retained Earnings Over December 31, 2010 Balance	25%	$96.6 MM	$107.3 MM	$128.8 MM
Bank Relocation • Co-location of data center complete • Physical move complete no later than December 19, 2011 •Move complete with no significant disruptions to business with members	20%	N.A.	Complete all three activities	N.A.
Pre-assessment, Pre-OTTI Core Net Income(1), subject to risk limits(2)	20%	$196.0 MM, as adjusted for interest rates(3)	$217.8 MM, as adjusted for interest rates(3)	$261.4 MM, as adjusted for interest rates(3)
Growth in Membership	10%	4 new members	6 new members	8 new members, including one community development financial institution member
New Users of the Bank's Affordable Housing Program and Community Development Advances	10%	10	15	20
Individual, Bank-wide or Department-Specific Initiatives	15%	As documented by supervisor	As documented by supervisor	As documented by supervisor

(1) “Pre-assessment, Pre-OTTI Core Net Income” means net income for fiscal year 2011 reported in accordance with United States Generally Accepted Accounting Principles excluding the effects of prepayment fees in excess of certain historical prepayment fees, certain net fair-value adjustments based on unrealized gains and losses from hedging activities and trading securities, debt retirement costs in excess of certain historical debt retirement costs, the credit portion of losses attributable to the other-than-temporary-impairment of investment securities, and certain required payments to the Bank's Affordable Housing Program and to the Resolution Funding Corporation, such required payments discussed in Item 1
Business — Assessments of the 2010 Annual Report.

(2) Achievement of the goal is subject to compliance with the Bank's value at risk and duration of equity limits for at least 10 of the 12 months of the year. These limits are discussed in Item 7A — Quantitative and Qualitative Disclosure About Market Risk — Measurement of Market and Interest-Rate Risk of the 2010 Annual Report. If this requirement is not met, the Board may use its discretion to reduce or eliminate payouts for this goal.

(3) Each of the performance levels will be adjusted up or down by $250,000 for every basis point by which the average daily federal funds rate deviates from the 0.30% assumed average daily federal funds rate in the Bank's 2011 strategic business plan.

The following table sets forth the short-term goals and related weighting for the senior vice president/chief risk officer.

Short-Term Goal	Weight	Threshold	Target	Excess
Increase in Retained Earnings Over December 31, 2010 Balance	25%	$96.6 MM	$107.3 MM	$128.8 MM
Bankwide Enterprise Risk Management (ERM) Department's Initiatives	30%	As set forth in Appendix A to the EIP	As set forth in Appendix A to the EIP	As set forth in Appendix A to the EIP
Bank Relocation • Co-location of data center complete • Physical move complete no later than December 19, 2011 •Move complete with no significant disruptions to business with members	20%	N.A.	Complete all three activities	N.A.
Remediation of 2010 Report of Examination Findings	15%	75% clearance	100% clearance	Timing and/or activities beyond compliance, if warranted and supportable
Individual, Bank-wide or Department-Specific Initiatives	10%	As documented by supervisor	As documented by supervisor	As documented by supervisor

Long-Term Goal under the EIP

In addition, the EIP includes a long-term goal based on the Bank's actual retained earnings at December 31, 2013. The following table sets forth such goal.

Long-Term Goal	Retained Earnings as of December 31, 2013(1)
Threshold	$514.5 million
Target	$605.3 million
Excess	$696.1 million

(1) The retained earnings goal is based on projections from the Bank's 2011 strategic business plan.

Named Executive Officers' Incentive Award Opportunities under the EIP

Named executive officers are assigned an incentive award opportunity that combines short and long-term incentives and is expressed in the following table as a percentage of the participant's 2011 base salary at December 31, 2011 (Incentive Salary).

	Combined Short and Long-Term Incentive Opportunities
	Threshold	Target	Excess
President	22.50%	45.00%	67.50%
All Other Named Executive Officers	16.50%	33.00%	49.50%

Each EIP participant's short-term goal achievement and resulting short-term award will be determined based on results as of December 31, 2011. The EIP's short-term incentive opportunities for the named executive officers are set forth in the following table in each case expressed as percentage of Incentive Salary.

2011 Short-Term Incentive Opportunities
Tier	Threshold	Target	Excess
President	13.50%	27.00%	40.50%
All Other Named Executive Officers	9.90%	19.80%	29.70%

Awards based on the short-term goals are subject to:

•
the requirement that the participant be in employment with the Bank on the short-term award payment date in March 2012, although participants that terminate employment by reason of death or disability or who are eligible to retire prior to that date may receive a pro-rata payment of the award in certain instances as detailed in the EIP; and

•	Board approval and Finance Agency review, if required.

The remaining forty (40) percent of the combined award, to be calculated after December 31, 2011, is the target long-term incentive opportunity, with threshold and excess incentive opportunities tied to threshold and excess levels of achievement of the long-term goal, as set forth in the following table.

Long-Term Incentive Opportunities
	Threshold	Target	Excess
All Named Executive Officers	50% of the remaining 40% of the combined short- and long-term incentive opportunity	The remaining 40% of the combined short- and long-term incentive opportunity	150% of the remaining 40% of the combined short- and long-term incentive opportunity

Awards based on the long-term goal are subject to:

•	the requirement that the participant be in employment with the Bank on the long-term award payment date in March 2014, although participants that terminate employment by reason of death or disability or who are eligible to retire prior to that date may receive a pro-rata payment of the award in certain instances as detailed in the EIP;

•
reduction or elimination at the discretion of the Board in various instances as described in the EIP including, but not limited to, if operational errors or omissions result in material revisions to the Bank's financial results, information submitted to the Finance Agency or data used to determine the short-term awards under the EIP; and

•	Board approval and Finance Agency review, if required.

EIP Administration

The EIP is administered by the Personnel Committee which has full power and binding authority to construe, interpret, and administer the EIP, and to adjust it for extraordinary circumstances. The Personnel Committee has the right at any time to amend, suspend, or terminate the EIP in whole or in part, for any reason, and without the consent of any EIP participant.

Subject to certain limited exceptions in the case of termination of employment by reason of death or disability or in certain instances of retirement, an EIP participant whose employment terminates before the applicable award payment date will not be entitled to any award, except as otherwise determined by the Bank's president/chief executive officer with the concurrence of the Personnel Committee in its sole discretion and subject to the review of the Finance Agency, if required.

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The foregoing description of the EIP is qualified in its entirety by reference to a copy of the EIP included herein as Exhibit 99.1 to this Current Report.

The information being furnished pursuant to Item 5.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Section Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibit

Exhibit 99.1 2011 Executive Incentive Plan

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 4, 2011	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer